UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2009

OSHKOSH CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Revised Oshkosh Corporation Historical Financial Statements and Related Disclosures

On July 1, 2009, Oshkosh Corporation (the “Company”) completed the sale of Geesink Group B.V., Geesink Norba Limited and Norba A.B. (collectively, “Geesink”), which comprised the Company’s European refuse collection vehicle business. Beginning in the third quarter of fiscal year 2009, the Company reported Geesink in its third quarter Form 10-Q as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”).  The Company is filing this Current Report on Form 8-K to provide restated historical financial statements and related disclosures for all periods presented in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008 (the “2008 Form 10-K”) to reflect the application of SFAS 144. These restated historical financial statements and related disclosures are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. Exhibit 99.1 contains selected information that corresponds to the information contained in the 2008 Form 10-K, except that the information contained in the exhibit has been updated, in compliance with generally accepted accounting principles, solely to the extent necessary to report Geesink’s results of operations as discontinued operations. This information has not been updated for any other purpose and was originally filed with the Securities and Exchange Commission (“SEC”) on November 14, 2008 as part of the 2008 Form 10-K. Accordingly, portions of such information are no longer accurate and should not be relied on. Such information should only be read in conjunction with the other information that the Company has filed with the SEC since November 14, 2008, which updates and supersedes the information contained in Exhibit 99.1.

JLG Historical Financial Statements

On December 6, 2006, the Company acquired all of the outstanding shares of JLG Industries, Inc. (“JLG”), a leading global manufacturer of aerial work platforms and telehandlers.  The Company is filing this Current Report on Form 8-K to provide historical financial statements for JLG for the year ended July 31, 2006.  These historical financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibits are being filed herewith:

		(23.1)	Consent of Deloitte & Touche LLP with respect to the Company.

(99.1)

Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data, and Schedule II-Valuation and Qualifying Accounts portions of the Company’s 2008 Form 10-K.

		(99.2)	Audited financial statements of JLG for the year ended July 31, 2006, and the independent registered public accounting firm’s report thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: August 5, 2009	By:	/s/ David M. Sagehorn
David M. Sagehorn
Executive Vice President and Chief Financial Officer

OSHKOSH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated August 5, 2009

Exhibit
Number

(23.1)	Consent of Deloitte & Touche LLP with respect to the Company.

(99.1)

Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data, and Schedule II-Valuation and Qualifying Accounts portions of the Company’s 2008 Form 10-K.

(99.2)	Audited financial statements of JLG for the year ended July 31, 2006, and the independent registered public accounting firm’s report thereto.